UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue Ferndale, MI 48220
(Address of principal executive offices)

(877) 787-6268
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Explanatory Note

On September 3, 2024, we filed a Form 8-K with a press release titled “AITX’s RAD Reports Record Order Intake for Q2 FY 2025”, which press release contained a Scrivener’s Error referencing our second financial quarter 2025 as September 30 when in fact it should have correctly stated “August 31, 2024”. The press release correcting the second financial quarter as ending August 31, 2024, is reflected in the attached Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition

On September 3, 2024, we issued a press release titled “AITX’s RAD Reports Record Order Intake for Q2 FY 2025”, which press release appears below.

Item 8.01 Other Events

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	September 3, 2024 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer